UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2014

PERRIGO COMPANY PLC

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

+353 1 6040031

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 18, 2013, the Company acquired Elan Corporation, plc (“Elan”). The Company is filing certain historical Elan and pro forma financial information in anticipation of filing a registration statement on Form S-4 (the “Registration Statement”) to register debt securities of the Company that are guaranteed by certain 100% owned subsidiaries of the Company (together the “Guarantors”).

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

(i)	The audited consolidated balance sheets of Elan as of December 31, 2012 and 2011 and the related audited consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2012, together with the notes thereto, and the related financial schedule, and the auditors’ report thereon, are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(ii)	The unaudited condensed consolidated balance sheets of Elan as of September 30, 2013 and December 31, 2012 and the related unaudited condensed consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for the three- and nine-month periods ended September 30, 2013 and September 30, 2012, together with the notes thereon, are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statement of income of the Company as of June 28, 2014 giving effect to the acquisition of Elan is attached hereto as Exhibit 99.3 and is incorporated in its entirety herein by reference.

(d)	Exhibits

23.1	Consent of KPMG, independent registered public accounting firm for Elan.

99.1	Audited consolidated balance sheets of Elan as of December 31, 2012 and 2011 and the related audited consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2012, together with the notes thereto and the related financial schedule and the auditors’ report thereon.

99.2	Unaudited condensed consolidated balance sheets of Elan as of September 30, 2013 and December 31, 2012 and the related unaudited condensed consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for the three- and nine-month periods ended September 30, 2013 and September 30, 2012, together with the notes thereon.

99.3	Unaudited pro forma condensed combined statement of income for fiscal year ended June 28, 2014 that give effect to the acquisition of Elan.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY PLC
(Registrant)

	By:	/s/ Judy L. Brown
Dated: August 15, 2014		Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

23.1	Consent of KPMG, independent registered public accounting firm for Elan.

99.1	Audited consolidated balance sheets of Elan as of December 31, 2012 and 2011 and the related audited consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2012, together with the notes thereto and the related financial schedule and the auditors’ report thereon.

99.2	Unaudited condensed consolidated balance sheets of Elan as of September 30, 2013 and December 31, 2012 and the related unaudited condensed consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for the three- and nine-month periods ended September 30, 2013 and September 30, 2012, together with the notes thereon.

99.3	Unaudited pro forma condensed combined statement of income for fiscal year ended June 28, 2014 that give effect to the acquisition of Elan.